UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017

Spark Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36819	46-2654405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Market Street Suite 1300 Philadelphia, PA		19104
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (888) 772-7560
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
On May 31, 2017, Spark Therapeutics, Inc. (the “Company”) held its previously announced Annual Meeting of Stockholders (the “Meeting”), at which a quorum was present. At the Meeting, the stockholders of the Company voted on the following four proposals:

1. The following nominees were elected to the Company’s Board of Directors (the “Board”) as Class II directors for terms expiring at the 2020 annual meeting of stockholders. The votes cast at the Meeting were as follows:

•	On the election of Steven M. Altschuler, M.D. as a Class II director - 22,868,432 shares voted for and 4,990,897 shares withheld.

•	On the election of Lars G. Ekman, M.D. as a Class II director - 20,325,883 shares voted for and 7,533,446 shares withheld.

•	On the election of Katherine A. High, M.D. as a Class II director - 23,738,362 shares voted for and 4,120,967 shares withheld.

There were 1,178,274 broker non-votes for this proposal.

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved. The votes cast at the Meeting were as follows: 27,792,316 shares voted for, 60,538 shares voted against and 6,475 shares abstained. There were 1,178,274 broker non-votes for this proposal.

3. The shareholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year. The votes cast at the Meeting were as follows: 26,736,686 shares voted one year, 8,652 shares voted two years, 1,112,899 shares voted three years and 1,092 shares abstained.

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4. The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 was ratified. The votes cast at the Meeting were as follows: 28,972,830 shares voted for, 48,456 shares voted against and 16,317 shares abstained. There were zero broker non-votes for this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK THERAPEUTICS, INC.

Date: June 2 2017	By:	/s/ Joseph W. La Barge
Joseph W. La Barge General Counsel